Exhibit 4.3.1

THE KROGER CO.
TO
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
(formerly known as Firstar Bank, N.A.)
Trustee

FIFTIETH SUPPLEMENTAL INDENTURE

Dated as of August 27, 2024 to

INDENTURE

Dated as of June 25, 1999

4.700% Senior Notes due 2026

4.600% Senior Notes due 2027

4.650% Senior Notes due 2029

4.900% Senior Notes due 2031

5.000% Senior Notes due 2034

5.500% Senior Notes due 2054

5.650% Senior Notes due 2064

TABLE OF CONTENTS

ARTICLE One	DEFINITIONS	1

Section 1.01	Definitions	1

ARTICLE Two	SECURITY FORMS	4

Section 2.01	Form of Securities of this Series	4
Section 2.02	Title and Terms	4

ARTICLE Three	MODIFICATIONS AND ADDITIONS TO THE INDENTURE	15

Section 3.01	Modifications to the Consolidation, Merger, Conveyance, Transfer or Lease Provisions	15
Section 3.02	Other Modifications	16
Section 3.03	Additional Covenants; Defeasance and Covenant Defeasance	16
Section 3.04	Redemption of Securities	25

ARTICLE Four	MISCELLANEOUS	25

Section 4.01	Miscellaneous	25

EXHIBIT A-1 – Form of 2026 Note
EXHIBIT A-2 – Form of 2027 Note
EXHIBIT A-3 – Form of 2029 Note
EXHIBIT A-4 – Form of 2031 Note
EXHIBIT A-5 – Form of 2034 Note
EXHIBIT A-6 – Form of 2054 Note
EXHIBIT A-7 – Form of 2064 Note

i

FIFTIETH SUPPLEMENTAL INDENTURE, dated as of August 27, 2024, between The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”), having its principal office at 1014 Vine Street, Cincinnati, Ohio 45202 and U.S. Bank Trust Company, National Association (formerly known as Firstar Bank, N.A.), a banking corporation duly organized and existing under the laws of the State of Ohio, as Trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has heretofore executed and delivered to the Trustee an Indenture dated as of June 25, 1999 (the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as in the Indenture provided.

Section 2.01 of the Indenture permits the form of the Securities of any series to be established pursuant to an indenture supplemental to the Indenture.

Section 3.01 of the Indenture permits the terms of the Securities of any series to be established in an indenture supplemental to the Indenture.

Section 901(7) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture for the purpose of establishing the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture.

The Company, pursuant to the foregoing authority, proposes in and by this Fiftieth Supplemental Indenture to establish the terms and form of the Securities of seven new series and to amend and supplement the Indenture in certain respects with respect to the Securities of such series.

All things necessary to make this Fiftieth Supplemental Indenture a valid agreement of the Company, and a valid amendment of and supplement to the Indenture, have been done.

NOW, THEREFORE, THIS FIFTIETH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all respective Holders of the Securities of each series created hereby, as follows:

ARTICLE One

DEFINITIONS

Section 1.01           Definitions.

(a)            For all purposes of this Fiftieth Supplemental Indenture:

(1)            Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(2)            All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Fiftieth Supplemental Indenture and, where so specified, to the Articles and Sections of the Indenture as supplemented by this Fiftieth Supplemental Indenture; and

(3)            The terms “hereof”, “herein”, “hereby”, “hereto”, “hereunder” and “herewith” refer to this Fiftieth Supplemental Indenture.

(b)            For all purposes of the Indenture and this Fiftieth Supplemental Indenture, with respect to the Securities of each series created hereby, except as otherwise expressly provided or unless the context otherwise requires:

“ACI” means Albertsons Companies, Inc.

“Attributable Debt” means, in connection with a Sale and Lease-Back Transaction, as of any particular time, the aggregate of present values (discounted at a rate per annum equal to the interest rate borne by the Securities of the series created by this Fiftieth Supplemental Indenture) of the obligations of the Company or any Restricted Subsidiary for net rental payments during the remaining primary term of the applicable lease, calculated in accordance with generally accepted accounting principles. The term “net rental payments” under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates, operating and labor costs or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

“Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions in New York City or Cincinnati, Ohio are authorized or obligated by law or executive order to close.

“Capital Lease” means any lease of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee’s balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet; and “Capitalized Lease Obligation” means the amount of the liability which should be so capitalized or disclosed.

“Consolidated Net Tangible Assets” means, for the Company and its Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles, the aggregate amounts of assets (less depreciation and valuation reserves and other reserves and items deductible from gross book value of specific asset accounts under generally accepted accounting principles) which under generally accepted accounting principles would be included on a balance sheet after deducting therefrom (a) all liability items except deferred income taxes, commercial paper, short-term bank Indebtedness, Funded Indebtedness, other long-term liabilities and shareholders’ equity and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case would be so included on such balance sheet.

“DTC” means The Depository Trust Company.

“Funded Indebtedness” means any Indebtedness maturing by its terms more than one year from the date of the determination thereof, including (i) any Indebtedness having a maturity of 12 months or less but by its terms renewable or extendible at the option of the obligor to a date later than 12 months from the date of the determination thereof and (ii) rental obligations payable more than 12 months from the date of determination thereof under Capital Leases (such rental obligations to be included as Funded Indebtedness at the amount so capitalized at the date of such computation and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Indebtedness at the amount so capitalized).

“Merger” has the meaning specified in the definition of “Merger Agreement” below.

“Merger Agreement” means that certain agreement and plan of merger, dated as of October 13, 2022 (as may be amended, supplemented, modified or replaced from time to time), by and among the Company, ACI and Kettle Merger Sub, pursuant to which Merger Sub will merge with and into ACI, with ACI surviving the merger as a direct, wholly owned subsidiary of Kroger (the “Merger”).

“Merger Sub” means Kettle Merger Sub, Inc., a wholly owned, direct subsidiary of the Company.

“Non-Restricted Subsidiary” means any Subsidiary that the Company’s Board of Directors has in good faith declared pursuant to a written resolution not to be of material importance, either singly or together with all other Non-Restricted Subsidiaries, to the business of the Company and its consolidated Subsidiaries taken as a whole.

“Operating Assets” means all merchandise inventories, furniture, fixtures and equipment (including all transportation and warehousing equipment but excluding office equipment and data processing equipment) owned or leased pursuant to Capital Leases by the Company or a Restricted Subsidiary.

“Operating Property” means all real property and improvements thereon owned or leased pursuant to Capital Leases by the Company or a Restricted Subsidiary and constituting, without limitation, any store, warehouse, service center or distribution center wherever located, provided that such term shall not include any store, warehouse, service center or distribution center which the Company’s Board of Directors declares by written resolution not to be of material importance to the business of the Company and its Restricted Subsidiaries.

“Par Call Date” with respect to each series of Securities created hereby has the meaning set forth in the applicable form of note with respect to such series, attached hereto as Exhibit A2, A3, A4, A5, A6 and A7, as applicable.

“Restricted Subsidiaries” means all Subsidiaries other than Non- Restricted Subsidiaries.

“Sale and Lease-Back Transaction” has the meaning specified in Section 1010.

“SMR Outside Date” means the later of (a) December 31, 2024 or (b) any later date to which ACI and the Company may agree to extend the “Outside Date” under the Merger Agreement.

“Subsidiary” means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company and/or one or more Subsidiaries or (ii) any partnership of which more than 50% of the partnership interest is owned by the Company or any Subsidiary.

ARTICLE Two

SECURITY FORMS

Section 2.01           Form of Securities of this Series.

The Securities of each series created hereby shall be in the applicable form set forth on Exhibit A1, A2, A3, A4, A5, A6 and A7 attached hereto.

Section 2.02           Title and Terms.

(a)            There shall be (i) a series of Securities designated as the “4.700% Senior Notes due 2026” (the “2026 Notes”) of the Company, (ii) a series of Securities designated as the “4.600% Senior Notes due 2027” (the “2027 Notes”) of the Company, (iii) a series of Securities designated as the “4.650% Senior Notes due 2029” (the “2029 Notes”) of the Company, (iv) a series of Securities designated as the “4.900% Senior Notes due 2031” (the “2031 Notes”) of the Company, (v) a series of Securities designated as the “5.000% Senior Notes due 2034” (the “2034 Notes”) of the Company, (vi) a series of Securities designated as the “5.500% Senior Notes due 2054” (the “2054 Notes”) of the Company and (vii) series of Securities designated as the “5.650% Senior Notes due 2064” (the “2064 Notes”) of the Company.

(b)            The terms of the 2026 Notes shall be as follows:

(1)            The Stated Maturity of the 2026 Notes shall be August 15, 2026 and they shall bear interest at the rate of 4.700% per annum.

(2)            Interest on the 2026 Notes will be payable semi-annually on February 15 and August 15 of each year, commencing February 15, 2025, until the principal thereof is paid or made available for payment. Interest on the 2026 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2026 Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(3)            In the case where any Interest Payment Date or the maturity date of the 2026 Notes does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the 2026 Notes.

(4)            The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Fiftieth Supplemental Indenture is initially limited to $1,000,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. Notwithstanding the foregoing, the Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

(5)            The 2026 Notes will be represented by one or more Global Securities representing the entire $1,000,000,000 aggregate principal amount of the 2026 Notes (as such amount may be increased by the Additional Securities), and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

(6)            The Place of Payment for the principal of (and premium, if any) and interest on the 2026 Notes shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

(7)            The 2026 Notes are redeemable prior to maturity at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(8)            The 2026 Notes are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the 2026 Notes.

(9)            The 2026 Notes are subject to defeasance at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(10)          The terms of the 2026 Notes shall include such other terms as are set forth in the form of note attached hereto as Exhibit A-1 (the “Specimen 2026 Note”) and in the Indenture. To the extent the terms of the Indenture and the Specimen 2026 Note are inconsistent, the terms of the Specimen 2026 Note will govern.

(c)            The terms of the 2027 Notes shall be as follows:

(1)            The Stated Maturity of the 2027 Notes shall be August 15, 2027 and they shall bear interest at the rate of 4.600% per annum.

(2)            Interest on the 2027 Notes will be payable semi-annually on February 15 and August 15 of each year, commencing February 15, 2025, until the principal thereof is paid or made available for payment. Interest on the 2027 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2027 Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(3)            In the case where any Interest Payment Date or the maturity date of the 2027 Notes does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the 2027 Notes.

(4)            The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Fiftieth Supplemental Indenture is initially limited to $1,000,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. Notwithstanding the foregoing, the Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

(5)            The 2027 Notes will be represented by one or more Global Securities representing the entire $1,000,000,000 aggregate principal amount of the 2027 Notes (as such amount may be increased by the Additional Securities), and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

(6)            The Place of Payment for the principal of (and premium, if any) and interest on the 2027 Notes shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

(7)            The 2027 Notes are redeemable prior to maturity at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(8)            The 2027 Notes are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the 2027 Notes.

(9)            The 2027 Notes are subject to defeasance at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(10)            The terms of the 2027 Notes shall include such other terms as are set forth in the form of note attached hereto as Exhibit A-2 (the “Specimen 2027 Note”) and in the Indenture. To the extent the terms of the Indenture and the Specimen 2027 Note are inconsistent, the terms of the Specimen 2027 Note will govern.

(d)            The terms of the 2029 Notes shall be as follows:

(1)            The Stated Maturity of the 2029 Notes shall be September 15, 2029 and they shall bear interest at the rate of 4.650% per annum.

(2)            Interest on the 2029 Notes will be payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2025, until the principal thereof is paid or made available for payment. Interest on the 2029 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2029 Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(3)            In the case where any Interest Payment Date or the maturity date of the 2029 Notes does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the 2029 Notes.

(4)            The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Fiftieth Supplemental Indenture is initially limited to $1,400,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. Notwithstanding the foregoing, the Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

(5)            The 2029 Notes will be represented by one or more Global Securities representing the entire $1,400,000,000 aggregate principal amount of the 2029 Notes (as such amount may be increased by the Additional Securities), and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

(6)            The Place of Payment for the principal of (and premium, if any) and interest on the 2029 Notes shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

(7)            The 2029 Notes are redeemable prior to maturity at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(8)            The 2029 Notes are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the 2029 Notes.

(9)            The 2029 Notes are subject to defeasance at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(10)          The terms of the 2029 Notes shall include such other terms as are set forth in the form of note attached hereto as Exhibit A-3 (the “Specimen 2029 Note”) and in the Indenture. To the extent the terms of the Indenture and the Specimen 2029 Note are inconsistent, the terms of the Specimen 2029 Note will govern.

(e)            The terms of the 2031 Notes shall be as follows:

(1)            The Stated Maturity of the 2031 Notes shall be September 15, 2031 and they shall bear interest at the rate of 4.900% per annum.

(2)            Interest on the 2031 Notes will be payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2025, until the principal thereof is paid or made available for payment. Interest on the 2031 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2031 Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(3)            In the case where any Interest Payment Date or the maturity date of the 2031 Notes does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the 2031 Notes.

(4)            The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Fiftieth Supplemental Indenture is initially limited to $1,300,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. Notwithstanding the foregoing, the Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

(5)            The 2031 Notes will be represented by one or more Global Securities representing the entire $1,300,000,000 aggregate principal amount of the 2031 Notes (as such amount may be increased by the Additional Securities), and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

(6)            The Place of Payment for the principal of (and premium, if any) and interest on the 2031 Notes shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

(7)            The 2031 Notes are redeemable prior to maturity at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(8)            The 2031 Notes are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the 2031 Notes.

(9)            The 2031 Notes are subject to defeasance at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(10)          The terms of the 2031 Notes shall include such other terms as are set forth in the form of note attached hereto as Exhibit A-4 (the “Specimen 2031 Note”) and in the Indenture. To the extent the terms of the Indenture and the Specimen 2031 Note are inconsistent, the terms of the Specimen 2031 Note will govern.

(f)            The terms of the 2034 Notes shall be as follows:

(1)            The Stated Maturity of the 2034 Notes shall be September 15, 2034 and they shall bear interest at the rate of 5.000% per annum.

(2)            Interest on the 2034 Notes will be payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2025, until the principal thereof is paid or made available for payment. Interest on the 2034 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2034 Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(3)            In the case where any Interest Payment Date or the maturity date of the 2034 Notes does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the 2034 Notes.

(4)            The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Fiftieth Supplemental Indenture is initially limited to $2,200,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. Notwithstanding the foregoing, the Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

(5)            The 2034 Notes will be represented by one or more Global Securities representing the entire $2,200,000,000 aggregate principal amount of the 2034 Notes (as such amount may be increased by the Additional Securities), and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

(6)            The Place of Payment for the principal of (and premium, if any) and interest on the 2034 Notes shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

(7)            The 2034 Notes are redeemable prior to maturity at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(8)            The 2034 Notes are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the 2034 Notes.

(9)            The 2034 Notes are subject to defeasance at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(10)          The terms of the 2034 Notes shall include such other terms as are set forth in the form of note attached hereto as Exhibit A-5 (the “Specimen 2034 Note”) and in the Indenture. To the extent the terms of the Indenture and the Specimen 2034 Note are inconsistent, the terms of the Specimen 2034 Note will govern.

(g)            The terms of the 2054 Notes shall be as follows:

(1)            The Stated Maturity of the 2054 Notes shall be September 15, 2054 and they shall bear interest at the rate of 5.500% per annum.

(2)            Interest on the 2054 Notes will be payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2025, until the principal thereof is paid or made available for payment. Interest on the 2054 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2054 Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(3)            In the case where any Interest Payment Date or the maturity date of the 2054 Notes does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the 2054 Notes.

(4)            The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Fiftieth Supplemental Indenture is initially limited to $2,100,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. Notwithstanding the foregoing, the Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

(5)            The 2054 Notes will be represented by one or more Global Securities representing the entire $2,100,000,000 aggregate principal amount of the 2054 Notes (as such amount may be increased by the Additional Securities), and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

(6)            The Place of Payment for the principal of (and premium, if any) and interest on the 2054 Notes shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

(7)            The 2054 Notes are redeemable prior to maturity at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(8)            The 2054 Notes are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the 2054 Notes.

(9)            The 2054 Notes are subject to defeasance at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(10)          The terms of the 2054 Notes shall include such other terms as are set forth in the form of note attached hereto as Exhibit A-6 (the “Specimen 2054 Note”) and in the Indenture. To the extent the terms of the Indenture and the Specimen 2054 Note are inconsistent, the terms of the Specimen 2054 Note will govern.

(h)            The terms of the 2064 Notes shall be as follows:

(1)            The Stated Maturity of the 2064 Notes shall be September 15, 2064 and they shall bear interest at the rate of 5.650% per annum.

(2)            Interest on the 2064 Notes will be payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2025, until the principal thereof is paid or made available for payment. Interest on the 2064 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2064 Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(3)            In the case where any Interest Payment Date or the maturity date of the 2064 Notes does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the 2064 Notes.

(4)            The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Fiftieth Supplemental Indenture is initially limited to $1,500,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. Notwithstanding the foregoing, the Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

(5)            The 2064 Notes will be represented by one or more Global Securities representing the entire $1,500,000,000 aggregate principal amount of the 2064 Notes (as such amount may be increased by the Additional Securities), and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

(6)            The Place of Payment for the principal of (and premium, if any) and interest on the 2064 Notes shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

(7)            The 2064 Notes are redeemable prior to maturity at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(8)            The 2064 Notes are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the 2064 Notes.

(9)            The 2064 Notes are subject to defeasance at the option of the Company as provided in this Fiftieth Supplemental Indenture.

(10)          The terms of the 2064 Notes shall include such other terms as are set forth in the form of note attached hereto as Exhibit A-7 (the “Specimen 2064 Note”) and in the Indenture. To the extent the terms of the Indenture and the Specimen 2064 Note are inconsistent, the terms of the Specimen 2064 Note will govern.

ARTICLE Three

MODIFICATIONS AND ADDITIONS TO THE INDENTURE

Section 3.01           Modifications to the Consolidation, Merger, Conveyance, Transfer or Lease Provisions.

With respect to the Securities of each series created hereby, Section 801 of the Indenture shall be deleted in its entirety and the following shall be substituted therefor:

“Section 801. Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions.

The Company covenants that it will not merge with or into or consolidate with any corporation, partnership, or other entity or sell, lease or convey all or substantially all of its assets to any other Person, unless (i) either the Company shall be the continuing corporation, or the successor entity or the Person which acquires by sale, lease or conveyance all or substantially all the assets of the Company (if other than the Company) shall be a corporation or partnership organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume all obligations of the Company under this Indenture and the Securities of the series created by the Fiftieth Supplemental Indenture, including the due and punctual payment of the principal of and interest on all the Securities of the series created by the Fiftieth Supplemental Indenture according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed or observed by the Company, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such entity, and (ii) the Company, such person or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such covenant or condition and, immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

Section 802. Successor Substituted.

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, lease or conveyance of all or substantially all of the assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, lease or conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.”

Section 3.02           Other Modifications.

With respect to the Securities of each series created hereby, the Indenture shall be modified as follows:

(a)            The eighth paragraph of Section 305 of the Indenture shall be modified by inserting “, and a successor Depositary is not appointed by the Company within 90 days” at the end of clause (i) in such paragraph; and

(b)            Section 401 of the Indenture shall be modified by adding to the end of such Section the following paragraph:

“For the purpose of this Section 401, trust funds may consist of (A) money in an amount, or (B) U.S. Government Obligations (as defined in Section 1304) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities of this series on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities of this series.”

Section 3.03           Additional Covenants; Defeasance and Covenant Defeasance.

(a)            With respect to the Securities of each series created hereby, the following provisions shall be added as Sections 1009, 1010 and 1011 and as Article Thirteen (Section references contained in these additional provisions are to the Indenture as supplemented by this Fiftieth Supplemental Indenture):

“Section 1009. Limitations on Liens.

After the date hereof and so long as any Securities of the series created by the Fiftieth Supplemental Indenture are Outstanding, the Company will not issue, assume or guarantee, and will not permit any Restricted Subsidiary to issue, assume or guarantee, any Indebtedness which is secured by a mortgage, pledge, security interest, lien or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any of the foregoing) (each being hereinafter referred to as a “lien” or “liens”) of or upon any Operating Property or Operating Asset, whether now owned or hereafter acquired, of the Company or any Restricted Subsidiary without effectively providing that the Securities of the series created by the Fiftieth Supplemental Indenture (together with, if the Company shall so determine, any other Indebtedness of the Company ranking equally with the Securities) shall be equally and ratably secured by a lien on such assets ranking ratably with and equal to (or at the Company’s option prior to) such secured Indebtedness; provided that the foregoing restriction shall not apply to:

(a) liens on any property or assets of any corporation existing at the time such corporation becomes a Restricted Subsidiary provided that such lien does not extend to any other property of the Company or any of its Restricted Subsidiaries;

(b) liens on any property or assets (including stock) existing at the time of acquisition of such property or assets by the Company or a Restricted Subsidiary, or liens to secure the payment of all or any part of the purchase price of such property or assets (including stock) upon the acquisition of such property or assets by the Company or a Restricted Subsidiary or to secure any indebtedness incurred, assumed or guaranteed by the Company or a Restricted Subsidiary for the purpose of financing all or any part of the purchase price of such property or, in the case of real property, construction or improvements thereon or attaching to property substituted by the Company to obtain the release of a lien on other property of the Company on which a lien then exists, which indebtedness is incurred, assumed or guaranteed prior to, at the time of, or within 18 months after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation at such property, whichever is later (which in the case of a retail store is the opening of the store for business to the public)); provided that in the case of any such acquisition, construction or improvement, the lien shall not apply to any other property or assets theretofore owned by the Company or a Restricted Subsidiary;

(c) liens on any property or assets to secure Indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

(d) liens on any property or assets of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Company or a Restricted Subsidiary provided that such lien does not extend to any other property of the Company or any of its Restricted Subsidiaries;

(e) liens on any property or assets of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the property or assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financings);

(f) liens existing on properties or assets of the Company or any Restricted Subsidiary existing on the date hereof., provided that such liens secure only those obligations which they secure on the date hereof or any extension, renewal or replacement thereof;

(g) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any lien referred to in the foregoing clauses (a) through (f), inclusive; provided that such extension, renewal or replacement shall be limited to all or a part of the property or assets which secured the lien so extended, renewed or replaced (plus improvements and construction on real property);

(h) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehouseman’s, vendors’, or other similar liens arising in the ordinary course of business of the Company or a Restricted Subsidiary, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Company or any Restricted Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens;

(i) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Company or any Restricted Subsidiary is a party, or to secure the public or statutory obligations of the Company or any Restricted Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Company or any Restricted Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business;

(j) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 30 days of the date of judgment; or liens incurred by the Company or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Restricted Subsidiary is a party;

(k) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Company or any Restricted Subsidiary or the ownership of the property or assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Company, materially impair the use of such property or assets in the operation of the business of the Company or such Restricted Subsidiary or the value of such property or assets for the purposes of such business; or

(l) liens not permitted by clauses (a) through (k) above if at the time of, and after giving effect to, the creation or assumption of any such lien, the aggregate amount of all Indebtedness of the Company and its Restricted Subsidiaries secured by all such liens not so permitted by clauses (a) through (k) above together with the Attributable Debt in respect of Sale and Lease-Back Transactions permitted by paragraph (a) of Section 1010 does not exceed 10% of Consolidated Net Tangible Assets.

Section 1010. Limitations on Sale and Lease-Back Transactions.

After the date hereof and so long as any Securities of the series created hereby are Outstanding, the Company agrees that it will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or a Restricted Subsidiary of any Operating Property or Operating Asset (other than any such arrangement involving a lease for a term, including renewal rights, for not more than three years and leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), whereby such Operating Property or Operating Asset has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such Person (herein referred to as a “Sale and Lease-Back Transaction”), unless:

(a) the Company or such Restricted Subsidiary would, at the time of entering into a Sale and Lease-Back Transaction, be entitled to incur Indebtedness secured by a lien on the Operating Property or Operating Asset to be leased in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction without equally and ratably securing the Securities of the series created by the Fiftieth Supplemental Indenture pursuant to Section 1009; or

(b) the proceeds of the sale of the Operating Property or Operating Asset to be leased are at least equal to the fair market value of such Operating Property or Operating Asset (as determined by the chief financial officer or chief accounting officer of the Company) and an amount in cash equal to the net proceeds from the sale of the Operating Property or Operating Asset so leased is applied, within 180 days of the effective date of any such Sale and Lease-Back Transaction, to the purchase or acquisition (or, in the case of Operating Property, the construction) of Operating Property or Operating Assets or to the retirement, repurchase, redemption or repayment (other than at maturity or pursuant to a mandatory sinking fund or redemption provision and other than Indebtedness owned by the Company or any Restricted Subsidiary) of Securities of the series created by the Fiftieth Supplemental Indenture or of Funded Indebtedness of the Company ranking on a parity with or senior to the Securities of the series created by the Fiftieth Supplemental Indenture, or in the case of a Sale and Lease-Back Transaction by a Restricted Subsidiary, of Funded Indebtedness of such Restricted Subsidiary; provided that in connection with any such retirement, any related loan commitment or the like shall be reduced in an amount equal to the principal amount so retired.

The foregoing restriction shall not apply to, in the case of any Operating Property or Operating Asset acquired or constructed subsequent to the date eighteen months prior to the date of this Indenture, any Sale and Lease-Back Transaction with respect to such Operating Asset or Operating Property (including presently owned real property upon which such Operating Property is to be constructed) if a binding commitment is entered into with respect to such Sale and Lease-Back Transaction within 18 months after the later of the acquisition of the Operating Property or Operating Asset or the completion of improvements or construction thereon or commencement of full operations at such Operating Property (which in the case of a retail store is the opening of the store for business to the public).

Section 1011. Change of Control.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities of each series created hereby, Holders of the Securities of each series created hereby will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

“Below Investment Grade Rating Event” means the Securities are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade below investment grade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a wholly owned subsidiary of a holding company that has agreed to be bound by the terms of the Securities and (2) the Holders of the voting stock of such holding company immediately following that transaction are substantially the same as the Holders of the Company’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, members of the Board of Directors of the Company who (1) were members of such Board of Directors on the date of original issuance of the Securities; or (2) were nominated for election or elected to such Board of Directors with the approval of a majority of the continuing directors under clause (1) or (2) of this definition who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” means any individual, partnership, corporation, limited liability company, joint stock company, business trust, trust, unincorporated association, joint venture or other entity, or a government or political subdivision or agency thereof.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a Board Resolution) as a replacement agency for Moody’s or S&P, or any of them, as the case may be.

“S&P” means S&P Global Ratings, a segment of S&P Global Inc., and its successors.

ARTICLE THIRTEEN

DEFEASANCE AND COVENANT DEFEASANCE

Section 1301. Company’s Option to Effect Defeasance or Covenant Defeasance.

The Company may at its option by Board Resolution, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities of each series created hereby upon compliance with the conditions set forth below in this Article Thirteen.

Section 1302. Defeasance and Discharge.

Upon the Company’s exercise of the option provided in Section 1301 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the applicable series of Outstanding Securities created by this Fiftieth Supplemental Indenture on the date the conditions set forth below are satisfied (hereinafter, “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the applicable series of Outstanding Securities created hereby and to have satisfied all its other obligations under such applicable series of Securities and this Indenture insofar as such applicable series of Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such applicable series of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such securities when such payments are due, (B) the Company’s obligations with respect to such applicable series of Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.

Section 1303. Covenant Defeasance.

Upon the Company’s exercise of the option provided in Section 1301 applicable to this Section, the Company shall be released from its obligations under Section 501(4) (in respect of the covenants in Sections 1008 through 1010), Section 801 and Sections 1008 through 1010, in respect of the applicable series of Securities and the Holders of such applicable series of Securities, on and after the date the conditions set forth below are satisfied (hereinafter, “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities of this series shall be unaffected thereby.

Section 1304. Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to application of either Section 1302 or Section 1303 to the applicable series of Outstanding Securities:

(1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such applicable series of Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on the applicable series of Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities of this series. For this purpose, “U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the Company thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

(2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(3) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

(4) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

(5) The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1302 or the Covenant Defeasance under Section 1303 (as the case may be) have been complied with.

(6) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Fiftieth Supplemental Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that and based thereon such opinion shall confirm that, and in the case of an election under Section 1303 the Company shall have delivered to the Trustee an Opinion of Counsel stating that, the Holders of the applicable series of Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Defeasance or Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance or Covenant Defeasance had not occurred.

Section 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust, Other Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee-collectively, for purposes of this Section 1305, the “Trustee”) pursuant to Section 1304 in respect of the applicable series of Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such applicable series of Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such applicable series of Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the applicable series of Outstanding Securities.

Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

Section 1306. Reinstatement.

If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the applicable series of Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any applicable series of Security following the reinstatement of its obligations, the Company shall be subjugated to the rights of the Holders of such applicable series of Securities to receive such payment from the money held by the Trustee or the Paying Agent.”

Section 3.04           Redemption of Securities.

With respect to the Securities of each series created hereby, the following sentence shall be added to Section 1101 of the Indenture:

The Securities may be redeemable in accordance with the terms set forth on the form of note of such Securities, attached to the Fiftieth Supplemental Indenture as Exhibit A1, A2, A3, A4, A5, A6 and A7, as applicable.

ARTICLE Four

MISCELLANEOUS

Section 4.01          Miscellaneous.

(a)            The Trustee accepts the trusts created by the Indenture, as supplemented by this Fiftieth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Fiftieth Supplemental Indenture.

25

(b)            The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Fiftieth Supplemental Indenture.

(c)            All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

(d)            Each of the Company and the Trustee makes and reaffirms as of the date of execution of this Fiftieth Supplemental Indenture all of its respective representations, covenants and agreements set forth in the Indenture.

(e)            All covenants and agreements in this Fiftieth Supplemental Indenture by the Company or the Trustee and each Guarantor shall bind its respective successors and assigns, whether so expressed or not.

(f)             In case any provisions in this Fiftieth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g)            Nothing in this Fiftieth Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the respective Holders of each series of Securities created hereby, any benefit or any legal or equitable right, remedy or claim under the Indenture.

(h)            If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939, as may be amended from time to time, that is required under such Act to be a part of and govern this Fiftieth Supplemental Indenture, the latter provision shall control. If any provision hereof modifies or excludes any provision of such Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Fiftieth Supplemental Indenture as so modified or excluded, as the case may be.

(i)              This Fiftieth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

(j)             All amendments to the Indenture made hereby shall have effect only with respect to each series of Securities created hereby.

(k)            All provisions of this Fiftieth Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Fiftieth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

(l)             All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the Trustee by the authorized representative), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

THE KROGER CO.

By:	/s/ Carin L. Fike
	Name:	Carin L. Fike
	Title:	Vice President and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ William E. Sicking
	Name:	William E. Sicking
	Title:	Vice President and Trust Officer

Exhibit A-1 – Form of 4.700% Notes due 2026

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Kroger Co. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

A-1-1

No. [__]

THE KROGER CO.

4.700% Senior Notes due 2026

CUSIP No.	501044 DR9
ISIN No.	US501044DR92

$ [__]

The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__] on August 15, 2026 (the “Maturity Date”) and to pay interest thereon from August 27, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 of each year, commencing February 15, 2025 at the rate of interest of 4.700% per annum until the principal hereof is paid or made available for payment. Interest on the Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of this Security.

A-1-2

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Security has been authenticated by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

A-1-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 27, 2024

THE KROGER CO.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-1-4

REVERSE OF NOTE

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”) issued and to be issued under an Indenture dated as of June 25, 1999, as supplemented by the First Supplemental Indenture dated as of June 25, 1999, the Second Supplemental Indenture dated as of June 25, 1999, the Third Supplemental Indenture dated as of June 25, 1999, the Fourth Supplemental Indenture dated as of September 22, 1999, the Fifth Supplemental Indenture dated as of September 22, 1999, the Sixth Supplemental Indenture dated as of September 22, 1999, the Seventh Supplemental Indenture dated as of February 11, 2000, the Eighth Supplemental Indenture dated as of February 11, 2000, the Ninth Supplemental Indenture dated as of August 21, 2000, the Tenth Supplemental Indenture dated as of May 11, 2001, the Eleventh Supplemental Indenture dated as of May 11, 2001, the Twelfth Supplemental Indenture dated as of August 16, 2001, the Thirteenth Supplemental Indenture dated as of April 3, 2002, the Fourteenth Supplemental Indenture dated as of June 17, 2002, the Fifteenth Supplemental Indenture dated as of January 28, 2003, the Sixteenth Supplemental Indenture dated as of December 20, 2004, the Seventeenth Supplemental Indenture dated as of August 15, 2007, the Eighteenth Supplemental Indenture dated as of January 16, 2008, the Nineteenth Supplemental Indenture dated as of March 27, 2008, the Twentieth Supplemental Indenture dated as of March 27, 2008, the Twenty-First Supplemental Indenture dated as of November 25, 2008, the Twenty-Second Supplemental Indenture dated as of October 1, 2009, the Twenty-Third Supplemental Indenture dated as of July 13, 2010, the Twenty-Fourth Supplemental Indenture dated as of January 19, 2012, the Twenty-Fifth Supplemental Indenture dated as of April 16, 2012, the Twenty-Sixth Supplemental Indenture dated as of April 16, 2012, the Twenty-Seventh Supplemental Indenture dated as of July 25, 2013, the Twenty-Eighth Supplemental Indenture dated as of July 25, 2013, the Twenty-Ninth Supplemental Indenture dated as of December 23, 2013, the Thirtieth Supplemental Indenture dated as of December 23, 2013, the Thirty-First Supplemental Indenture dated as of December 23, 2013, the Thirty-Second Supplemental Indenture dated as of December 23, 2013, the Thirty-Third Supplemental Indenture dated as of January 30, 2014, the Thirty-Fourth Supplemental Indenture dated as of October 28, 2014, the Thirty-Fifth Supplemental Indenture dated as of January 15, 2016, the Thirty-Sixth Supplemental Indenture dated as of January 15, 2016, the Thirty-Seventh Supplemental Indenture dated as of January 15, 2016, the Thirty-Eighth Supplemental Indenture dated as of October 3, 2016, the Thirty-Ninth Supplemental Indenture dated as of October 3, 2016, the Fortieth Supplemental Indenture dated as of October 3, 2016, the Forty-First Supplemental Indenture dated as of January 24, 2017, the Forty-Second Supplemental Indenture dated as of July 24, 2017, the Forty-Third Supplemental Indenture dated as of July 24, 2017, the Forty-Fourth Supplemental Indenture dated as of July 24, 2017, the Forty-Fifth Supplemental Indenture dated as of January 14, 2019, the Forty-Sixth Supplemental Indenture dated as of January 14, 2019, the Forty-Seventh Supplemental Indenture dated as of January 13, 2020, the Forty-Eighth Supplemental Indenture dated as of April 28, 2020, the Forty-Ninth Supplemental Indenture dated as of January 12, 2021 and the Fiftieth Supplemental Indenture dated as of August 27, 2024 (as so supplemented, herein called the “Indenture”), each between the Company and Firstar Bank, N.A. (now known as U.S. Bank Trust Company, National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

A-1-5

The Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

If (i) the Merger has not been completed on or prior to the SMR Outside Date, (ii) prior to the SMR Outside Date, the Merger Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Merger prior to the SMR Outside Date (the earliest of (x) the date of delivery of such notice described in clause (iii), (y) the SMR Outside Date and (z) the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will redeem all of the outstanding Securities then outstanding (such redemption, the “special mandatory redemption”) at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”).

Promptly upon the occurrence of the special mandatory redemption date, and in any event not more than five business days after the special mandatory redemption trigger date, the Company will deliver notice to the Trustee of the special mandatory redemption and the date upon which such Securities will be redeemed (the “special mandatory redemption date,” which date shall be no earlier than the third business day and no later than 30 days following the date of such notice) together with a notice of special mandatory redemption for the Trustee to deliver to each Holder of the Securities to be redeemed. The Trustee will then promptly mail or deliver electronically if such Securities are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of special mandatory redemption to each Holder of the Securities to be redeemed at its registered address. Unless the Company defaults in payment of the special mandatory redemption price, on and after such special mandatory redemption date, interest will cease to accrue on the Securities to be redeemed.

Subject to the special mandatory redemption provisions above, the Securities will be redeemable, in whole or in part, at the option of the Company at any time and from time to time. If the Securities are redeemed prior to the Maturity Date, the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) will be equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Maturity Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 15 basis points, less (b) interest accrued to, but not including, the redemption date, and (2) 100% of the principal amount of such Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

A-1-6

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Maturity Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Maturity Date, as applicable. If there is no United States Treasury security maturing on the Maturity Date but there are two or more United States Treasury securities with a maturity date equally distant from the Maturity Date, one with a maturity date preceding the Maturity Date and one with a maturity date following the Maturity Date, the Company shall select the United States Treasury security with a maturity date preceding the Maturity Date. If there are two or more United States Treasury securities maturing on the Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

A-1-7

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original note. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

In connection with any redemption of the Securities, a notice of redemption may provide that the optional redemption described in such notice is conditioned upon the occurrence of certain events before the redemption date. Such notice of conditional redemption will be of no effect unless all such conditions to the redemption have occurred before the redemption date or have been waived by the Company. If any such events fail to occur and are not waived by the Company, the Company will be under no obligation to redeem the Securities or pay the Holders any redemption proceeds and its failure to so redeem the Securities will not be considered a default or Event of Default. In the event that any such conditions fail to occur or are not waived by the Company, the Company will promptly notify the Trustee in writing that the conditions precedent to such redemption have failed to occur and the Securities will not be redeemed.

Unless the Company defaults in payment of the redemption price (or, in the case of a conditional redemption, all of the conditions have not been met or waived by the Company), on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities, Holders of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

A-1-8

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

A-1-9

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-1-10

Exhibit A-2 – Form of 4.600% Notes due 2027

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Kroger Co. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

A-2-1

No. [__]

THE KROGER CO.

4.600% Senior Notes due 2027

CUSIP No.	501044 DS7
ISIN No.	US501044DS75

$ [__]

The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__] on August 15, 2027 (the “Maturity Date”) and to pay interest thereon from August 27, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 of each year, commencing February 15, 2025 at the rate of interest of 4.600% per annum until the principal hereof is paid or made available for payment. Interest on the Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of this Security.

A-2-2

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Security has been authenticated by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

A-2-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 27, 2024

THE KROGER CO.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-2-4

REVERSE OF NOTE

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”) issued and to be issued under an Indenture dated as of June 25, 1999, as supplemented by the First Supplemental Indenture dated as of June 25, 1999, the Second Supplemental Indenture dated as of June 25, 1999, the Third Supplemental Indenture dated as of June 25, 1999, the Fourth Supplemental Indenture dated as of September 22, 1999, the Fifth Supplemental Indenture dated as of September 22, 1999, the Sixth Supplemental Indenture dated as of September 22, 1999, the Seventh Supplemental Indenture dated as of February 11, 2000, the Eighth Supplemental Indenture dated as of February 11, 2000, the Ninth Supplemental Indenture dated as of August 21, 2000, the Tenth Supplemental Indenture dated as of May 11, 2001, the Eleventh Supplemental Indenture dated as of May 11, 2001, the Twelfth Supplemental Indenture dated as of August 16, 2001, the Thirteenth Supplemental Indenture dated as of April 3, 2002, the Fourteenth Supplemental Indenture dated as of June 17, 2002, the Fifteenth Supplemental Indenture dated as of January 28, 2003, the Sixteenth Supplemental Indenture dated as of December 20, 2004, the Seventeenth Supplemental Indenture dated as of August 15, 2007, the Eighteenth Supplemental Indenture dated as of January 16, 2008, the Nineteenth Supplemental Indenture dated as of March 27, 2008, the Twentieth Supplemental Indenture dated as of March 27, 2008, the Twenty-First Supplemental Indenture dated as of November 25, 2008, the Twenty-Second Supplemental Indenture dated as of October 1, 2009, the Twenty-Third Supplemental Indenture dated as of July 13, 2010, the Twenty-Fourth Supplemental Indenture dated as of January 19, 2012, the Twenty-Fifth Supplemental Indenture dated as of April 16, 2012, the Twenty-Sixth Supplemental Indenture dated as of April 16, 2012, the Twenty-Seventh Supplemental Indenture dated as of July 25, 2013, the Twenty-Eighth Supplemental Indenture dated as of July 25, 2013, the Twenty-Ninth Supplemental Indenture dated as of December 23, 2013, the Thirtieth Supplemental Indenture dated as of December 23, 2013, the Thirty-First Supplemental Indenture dated as of December 23, 2013, the Thirty-Second Supplemental Indenture dated as of December 23, 2013, the Thirty-Third Supplemental Indenture dated as of January 30, 2014, the Thirty-Fourth Supplemental Indenture dated as of October 28, 2014, the Thirty-Fifth Supplemental Indenture dated as of January 15, 2016, the Thirty-Sixth Supplemental Indenture dated as of January 15, 2016, the Thirty-Seventh Supplemental Indenture dated as of January 15, 2016, the Thirty-Eighth Supplemental Indenture dated as of October 3, 2016, the Thirty-Ninth Supplemental Indenture dated as of October 3, 2016, the Fortieth Supplemental Indenture dated as of October 3, 2016, the Forty-First Supplemental Indenture dated as of January 24, 2017, the Forty-Second Supplemental Indenture dated as of July 24, 2017, the Forty-Third Supplemental Indenture dated as of July 24, 2017, the Forty-Fourth Supplemental Indenture dated as of July 24, 2017, the Forty-Fifth Supplemental Indenture dated as of January 14, 2019, the Forty-Sixth Supplemental Indenture dated as of January 14, 2019, the Forty-Seventh Supplemental Indenture dated as of January 13, 2020, the Forty-Eighth Supplemental Indenture dated as of April 28, 2020, the Forty-Ninth Supplemental Indenture dated as of January 12, 2021 and the Fiftieth Supplemental Indenture dated as of August 27, 2024 (as so supplemented, herein called the “Indenture”), each between the Company and Firstar Bank, N.A. (now known as U.S. Bank Trust Company, National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.

A-2-5

The Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

If (i) the Merger has not been completed on or prior to the SMR Outside Date, (ii) prior to the SMR Outside Date, the Merger Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Merger prior to the SMR Outside Date (the earliest of (x) the date of delivery of such notice described in clause (iii), (y) the SMR Outside Date and (z) the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will redeem all of the outstanding Securities then outstanding (such redemption, the “special mandatory redemption”) at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”).

Promptly upon the occurrence of the special mandatory redemption date, and in any event not more than five business days after the special mandatory redemption trigger date, the Company will deliver notice to the Trustee of the special mandatory redemption and the date upon which such Securities will be redeemed (the “special mandatory redemption date,” which date shall be no earlier than the third business day and no later than 30 days following the date of such notice) together with a notice of special mandatory redemption for the Trustee to deliver to each Holder of the Securities to be redeemed. The Trustee will then promptly mail or deliver electronically if such Securities are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of special mandatory redemption to each Holder of the Securities to be redeemed at its registered address. Unless the Company defaults in payment of the special mandatory redemption price, on and after such special mandatory redemption date, interest will cease to accrue on the Securities to be redeemed.

Subject to the special mandatory redemption provisions above, the Securities will be redeemable, in whole or in part, at the option of the Company at any time and from time to time. If the Securities are redeemed prior to July 15, 2027 (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) will be equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 15 basis points, less (b) interest accrued to, but not including, the redemption date, and (2) 100% of the principal amount of such Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. If the Securities are redeemed on or after the Par Call Date, the redemption price will be equal to 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

A-2-6

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

A-2-7

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original note. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

In connection with any redemption of the Securities, a notice of redemption may provide that the optional redemption described in such notice is conditioned upon the occurrence of certain events before the redemption date. Such notice of conditional redemption will be of no effect unless all such conditions to the redemption have occurred before the redemption date or have been waived by the Company. If any such events fail to occur and are not waived by the Company, the Company will be under no obligation to redeem the Securities or pay the Holders any redemption proceeds and its failure to so redeem the Securities will not be considered a default or Event of Default. In the event that any such conditions fail to occur or are not waived by the Company, the Company will promptly notify the Trustee in writing that the conditions precedent to such redemption have failed to occur and the Securities will not be redeemed.

Unless the Company defaults in payment of the redemption price (or, in the case of a conditional redemption, all of the conditions have not been met or waived by the Company), on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities, Holders of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

A-2-8

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

A-2-9

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-2-10

Exhibit A-3 – Form of 4.650% Notes due 2029

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Kroger Co. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

A-3-1

No. [__]

THE KROGER CO.

4.650% Senior Notes due 2029

CUSIP No.	501044 DT5
ISIN No.	US501044DT58

$ [__]

The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__] on September 15, 2029 (the “Maturity Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing March 15, 2025 at the rate of interest of 4.650% per annum until the principal hereof is paid or made available for payment. Interest on the Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of this Security.

A-3-2

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Security has been authenticated by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

A-3-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 27, 2024

THE KROGER CO.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-3-4

REVERSE OF NOTE

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”) issued and to be issued under an Indenture dated as of June 25, 1999, as supplemented by the First Supplemental Indenture dated as of June 25, 1999, the Second Supplemental Indenture dated as of June 25, 1999, the Third Supplemental Indenture dated as of June 25, 1999, the Fourth Supplemental Indenture dated as of September 22, 1999, the Fifth Supplemental Indenture dated as of September 22, 1999, the Sixth Supplemental Indenture dated as of September 22, 1999, the Seventh Supplemental Indenture dated as of February 11, 2000, the Eighth Supplemental Indenture dated as of February 11, 2000, the Ninth Supplemental Indenture dated as of August 21, 2000, the Tenth Supplemental Indenture dated as of May 11, 2001, the Eleventh Supplemental Indenture dated as of May 11, 2001, the Twelfth Supplemental Indenture dated as of August 16, 2001, the Thirteenth Supplemental Indenture dated as of April 3, 2002, the Fourteenth Supplemental Indenture dated as of June 17, 2002, the Fifteenth Supplemental Indenture dated as of January 28, 2003, the Sixteenth Supplemental Indenture dated as of December 20, 2004, the Seventeenth Supplemental Indenture dated as of August 15, 2007, the Eighteenth Supplemental Indenture dated as of January 16, 2008, the Nineteenth Supplemental Indenture dated as of March 27, 2008, the Twentieth Supplemental Indenture dated as of March 27, 2008, the Twenty-First Supplemental Indenture dated as of November 25, 2008, the Twenty-Second Supplemental Indenture dated as of October 1, 2009, the Twenty-Third Supplemental Indenture dated as of July 13, 2010, the Twenty-Fourth Supplemental Indenture dated as of January 19, 2012, the Twenty-Fifth Supplemental Indenture dated as of April 16, 2012, the Twenty-Sixth Supplemental Indenture dated as of April 16, 2012, the Twenty-Seventh Supplemental Indenture dated as of July 25, 2013, the Twenty-Eighth Supplemental Indenture dated as of July 25, 2013, the Twenty-Ninth Supplemental Indenture dated as of December 23, 2013, the Thirtieth Supplemental Indenture dated as of December 23, 2013, the Thirty-First Supplemental Indenture dated as of December 23, 2013, the Thirty-Second Supplemental Indenture dated as of December 23, 2013, the Thirty-Third Supplemental Indenture dated as of January 30, 2014, the Thirty-Fourth Supplemental Indenture dated as of October 28, 2014, the Thirty-Fifth Supplemental Indenture dated as of January 15, 2016, the Thirty-Sixth Supplemental Indenture dated as of January 15, 2016, the Thirty-Seventh Supplemental Indenture dated as of January 15, 2016, the Thirty-Eighth Supplemental Indenture dated as of October 3, 2016, the Thirty-Ninth Supplemental Indenture dated as of October 3, 2016, the Fortieth Supplemental Indenture dated as of October 3, 2016, the Forty-First Supplemental Indenture dated as of January 24, 2017, the Forty-Second Supplemental Indenture dated as of July 24, 2017, the Forty-Third Supplemental Indenture dated as of July 24, 2017, the Forty-Fourth Supplemental Indenture dated as of July 24, 2017, the Forty-Fifth Supplemental Indenture dated as of January 14, 2019, the Forty-Sixth Supplemental Indenture dated as of January 14, 2019, the Forty-Seventh Supplemental Indenture dated as of January 13, 2020, the Forty-Eighth Supplemental Indenture dated as of April 28, 2020, the Forty-Ninth Supplemental Indenture dated as of January 12, 2021 and the Fiftieth Supplemental Indenture dated as of August 27, 2024 (as so supplemented, herein called the “Indenture”), each between the Company and Firstar Bank, N.A. (now known as U.S. Bank Trust Company, National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,400,000,000.

A-3-5

The Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

If (i) the Merger has not been completed on or prior to the SMR Outside Date, (ii) prior to the SMR Outside Date, the Merger Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Merger prior to the SMR Outside Date (the earliest of (x) the date of delivery of such notice described in clause (iii), (y) the SMR Outside Date and (z) the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will redeem all of the outstanding Securities then outstanding (such redemption, the “special mandatory redemption”) at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”).

Promptly upon the occurrence of the special mandatory redemption date, and in any event not more than five business days after the special mandatory redemption trigger date, the Company will deliver notice to the Trustee of the special mandatory redemption and the date upon which such Securities will be redeemed (the “special mandatory redemption date,” which date shall be no earlier than the third business day and no later than 30 days following the date of such notice) together with a notice of special mandatory redemption for the Trustee to deliver to each Holder of the Securities to be redeemed. The Trustee will then promptly mail or deliver electronically if such Securities are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of special mandatory redemption to each Holder of the Securities to be redeemed at its registered address. Unless the Company defaults in payment of the special mandatory redemption price, on and after such special mandatory redemption date, interest will cease to accrue on the Securities to be redeemed.

Subject to the special mandatory redemption provisions above, the Securities will be redeemable, in whole or in part, at the option of the Company at any time and from time to time. If the Securities are redeemed prior to August 15, 2029 (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) will be equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 15 basis points, less (b) interest accrued to, but not including, the redemption date, and (2) 100% of the principal amount of such Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. If the Securities are redeemed on or after the Par Call Date, the redemption price will be equal to 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

A-3-6

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

A-3-7

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original note. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

In connection with any redemption of the Securities, a notice of redemption may provide that the optional redemption described in such notice is conditioned upon the occurrence of certain events before the redemption date. Such notice of conditional redemption will be of no effect unless all such conditions to the redemption have occurred before the redemption date or have been waived by the Company. If any such events fail to occur and are not waived by the Company, the Company will be under no obligation to redeem the Securities or pay the Holders any redemption proceeds and its failure to so redeem the Securities will not be considered a default or Event of Default. In the event that any such conditions fail to occur or are not waived by the Company, the Company will promptly notify the Trustee in writing that the conditions precedent to such redemption have failed to occur and the Securities will not be redeemed.

Unless the Company defaults in payment of the redemption price (or, in the case of a conditional redemption, all of the conditions have not been met or waived by the Company), on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities, Holders of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

A-3-8

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

A-3-9

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-3-10

Exhibit A-4 – 4.900% Notes due 2031

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Kroger Co. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

A-4-1

No. [__]

THE KROGER CO.

4.900% Senior Notes due 2031

CUSIP No.	501044 DU2
ISIN No.	US501044DU22

$ [__]

The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__] on September 15, 2031 (the “Maturity Date”) and to pay interest thereon from August 27, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing March 15, 2025 at the rate of interest of 4.900% per annum until the principal hereof is paid or made available for payment. Interest on the Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of this Security.

A-4-2

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Security has been authenticated by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

A-4-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 27, 2024

THE KROGER CO.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-4-4

REVERSE OF NOTE

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”) issued and to be issued under an Indenture dated as of June 25, 1999, as supplemented by the First Supplemental Indenture dated as of June 25, 1999, the Second Supplemental Indenture dated as of June 25, 1999, the Third Supplemental Indenture dated as of June 25, 1999, the Fourth Supplemental Indenture dated as of September 22, 1999, the Fifth Supplemental Indenture dated as of September 22, 1999, the Sixth Supplemental Indenture dated as of September 22, 1999, the Seventh Supplemental Indenture dated as of February 11, 2000, the Eighth Supplemental Indenture dated as of February 11, 2000, the Ninth Supplemental Indenture dated as of August 21, 2000, the Tenth Supplemental Indenture dated as of May 11, 2001, the Eleventh Supplemental Indenture dated as of May 11, 2001, the Twelfth Supplemental Indenture dated as of August 16, 2001, the Thirteenth Supplemental Indenture dated as of April 3, 2002, the Fourteenth Supplemental Indenture dated as of June 17, 2002, the Fifteenth Supplemental Indenture dated as of January 28, 2003, the Sixteenth Supplemental Indenture dated as of December 20, 2004, the Seventeenth Supplemental Indenture dated as of August 15, 2007, the Eighteenth Supplemental Indenture dated as of January 16, 2008, the Nineteenth Supplemental Indenture dated as of March 27, 2008, the Twentieth Supplemental Indenture dated as of March 27, 2008, the Twenty-First Supplemental Indenture dated as of November 25, 2008, the Twenty-Second Supplemental Indenture dated as of October 1, 2009, the Twenty-Third Supplemental Indenture dated as of July 13, 2010, the Twenty-Fourth Supplemental Indenture dated as of January 19, 2012, the Twenty-Fifth Supplemental Indenture dated as of April 16, 2012, the Twenty-Sixth Supplemental Indenture dated as of April 16, 2012, the Twenty-Seventh Supplemental Indenture dated as of July 25, 2013, the Twenty-Eighth Supplemental Indenture dated as of July 25, 2013, the Twenty-Ninth Supplemental Indenture dated as of December 23, 2013, the Thirtieth Supplemental Indenture dated as of December 23, 2013, the Thirty-First Supplemental Indenture dated as of December 23, 2013, the Thirty-Second Supplemental Indenture dated as of December 23, 2013, the Thirty-Third Supplemental Indenture dated as of January 30, 2014, the Thirty-Fourth Supplemental Indenture dated as of October 28, 2014, the Thirty-Fifth Supplemental Indenture dated as of January 15, 2016, the Thirty-Sixth Supplemental Indenture dated as of January 15, 2016, the Thirty-Seventh Supplemental Indenture dated as of January 15, 2016, the Thirty-Eighth Supplemental Indenture dated as of October 3, 2016, the Thirty-Ninth Supplemental Indenture dated as of October 3, 2016, the Fortieth Supplemental Indenture dated as of October 3, 2016, the Forty-First Supplemental Indenture dated as of January 24, 2017, the Forty-Second Supplemental Indenture dated as of July 24, 2017, the Forty-Third Supplemental Indenture dated as of July 24, 2017, the Forty-Fourth Supplemental Indenture dated as of July 24, 2017, the Forty-Fifth Supplemental Indenture dated as of January 14, 2019, the Forty-Sixth Supplemental Indenture dated as of January 14, 2019, the Forty-Seventh Supplemental Indenture dated as of January 13, 2020, the Forty-Eighth Supplemental Indenture dated as of April 28, 2020, the Forty-Ninth Supplemental Indenture dated as of January 12, 2021 and the Fiftieth Supplemental Indenture dated as of August 27, 2024 (as so supplemented, herein called the “Indenture”), each between the Company and Firstar Bank, N.A. (now known as U.S. Bank Trust Company, National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,300,000,000.

A-4-5

The Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

If (i) the Merger has not been completed on or prior to the SMR Outside Date, (ii) prior to the SMR Outside Date, the Merger Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Merger prior to the SMR Outside Date (the earliest of (x) the date of delivery of such notice described in clause (iii), (y) the SMR Outside Date and (z) the date the Merger Agreement is terminated, the “special mandatory redemption trigger date”), the Company will redeem all of the outstanding Securities then outstanding (such redemption, the “special mandatory redemption”) at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the special mandatory redemption date (as defined below) (the “special mandatory redemption price”).

Promptly upon the occurrence of the special mandatory redemption date, and in any event not more than five business days after the special mandatory redemption trigger date, the Company will deliver notice to the Trustee of the special mandatory redemption and the date upon which such Securities will be redeemed (the “special mandatory redemption date,” which date shall be no earlier than the third business day and no later than 30 days following the date of such notice) together with a notice of special mandatory redemption for the Trustee to deliver to each Holder of the Securities to be redeemed. The Trustee will then promptly mail or deliver electronically if such Securities are held by any depositary (including, without limitation, DTC) in accordance with such depositary’s customary procedures, such notice of special mandatory redemption to each Holder of the Securities to be redeemed at its registered address. Unless the Company defaults in payment of the special mandatory redemption price, on and after such special mandatory redemption date, interest will cease to accrue on the Securities to be redeemed.

Subject to the special mandatory redemption provisions above, the Securities will be redeemable, in whole or in part, at the option of the Company at any time and from time to time. If the Securities are redeemed prior to July 15, 2031 (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) will be equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 20 basis points, less (b) interest accrued to, but not including, the redemption date, and (2) 100% of the principal amount of such Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. If the Securities are redeemed on or after the Par Call Date, the redemption price will be equal to 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

A-4-6

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

A-4-7

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original note. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

In connection with any redemption of the Securities, a notice of redemption may provide that the optional redemption described in such notice is conditioned upon the occurrence of certain events before the redemption date. Such notice of conditional redemption will be of no effect unless all such conditions to the redemption have occurred before the redemption date or have been waived by the Company. If any such events fail to occur and are not waived by the Company, the Company will be under no obligation to redeem the Securities or pay the Holders any redemption proceeds and its failure to so redeem the Securities will not be considered a default or Event of Default. In the event that any such conditions fail to occur or are not waived by the Company, the Company will promptly notify the Trustee in writing that the conditions precedent to such redemption have failed to occur and the Securities will not be redeemed.

Unless the Company defaults in payment of the redemption price (or, in the case of a conditional redemption, all of the conditions have not been met or waived by the Company), on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities, Holders of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

A-4-8

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

A-4-9

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-4-10

Exhibit A-5 – 5.000% Notes due 2034

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Kroger Co. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

A-5-1

No. [__]

THE KROGER CO.

5.000% Senior Notes due 2034

CUSIP No.	501044 DV0
ISIN No.	US501044DV05

$ [__]

The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__] on September 15, 2034 (the “Maturity Date”) and to pay interest thereon from August 27, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing March 15, 2025 at the rate of interest of 5.000% per annum until the principal hereof is paid or made available for payment. Interest on the Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of this Security.

A-5-2

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Security has been authenticated by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

A-5-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 27, 2024

THE KROGER CO.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-5-4

REVERSE OF NOTE

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”) issued and to be issued under an Indenture dated as of June 25, 1999, as supplemented by the First Supplemental Indenture dated as of June 25, 1999, the Second Supplemental Indenture dated as of June 25, 1999, the Third Supplemental Indenture dated as of June 25, 1999, the Fourth Supplemental Indenture dated as of September 22, 1999, the Fifth Supplemental Indenture dated as of September 22, 1999, the Sixth Supplemental Indenture dated as of September 22, 1999, the Seventh Supplemental Indenture dated as of February 11, 2000, the Eighth Supplemental Indenture dated as of February 11, 2000, the Ninth Supplemental Indenture dated as of August 21, 2000, the Tenth Supplemental Indenture dated as of May 11, 2001, the Eleventh Supplemental Indenture dated as of May 11, 2001, the Twelfth Supplemental Indenture dated as of August 16, 2001, the Thirteenth Supplemental Indenture dated as of April 3, 2002, the Fourteenth Supplemental Indenture dated as of June 17, 2002, the Fifteenth Supplemental Indenture dated as of January 28, 2003, the Sixteenth Supplemental Indenture dated as of December 20, 2004, the Seventeenth Supplemental Indenture dated as of August 15, 2007, the Eighteenth Supplemental Indenture dated as of January 16, 2008, the Nineteenth Supplemental Indenture dated as of March 27, 2008, the Twentieth Supplemental Indenture dated as of March 27, 2008, the Twenty-First Supplemental Indenture dated as of November 25, 2008, the Twenty-Second Supplemental Indenture dated as of October 1, 2009, the Twenty-Third Supplemental Indenture dated as of July 13, 2010, the Twenty-Fourth Supplemental Indenture dated as of January 19, 2012, the Twenty-Fifth Supplemental Indenture dated as of April 16, 2012, the Twenty-Sixth Supplemental Indenture dated as of April 16, 2012, the Twenty-Seventh Supplemental Indenture dated as of July 25, 2013, the Twenty-Eighth Supplemental Indenture dated as of July 25, 2013, the Twenty-Ninth Supplemental Indenture dated as of December 23, 2013, the Thirtieth Supplemental Indenture dated as of December 23, 2013, the Thirty-First Supplemental Indenture dated as of December 23, 2013, the Thirty-Second Supplemental Indenture dated as of December 23, 2013, the Thirty-Third Supplemental Indenture dated as of January 30, 2014, the Thirty-Fourth Supplemental Indenture dated as of October 28, 2014, the Thirty-Fifth Supplemental Indenture dated as of January 15, 2016, the Thirty-Sixth Supplemental Indenture dated as of January 15, 2016, the Thirty-Seventh Supplemental Indenture dated as of January 15, 2016, the Thirty-Eighth Supplemental Indenture dated as of October 3, 2016, the Thirty-Ninth Supplemental Indenture dated as of October 3, 2016, the Fortieth Supplemental Indenture dated as of October 3, 2016, the Forty-First Supplemental Indenture dated as of January 24, 2017, the Forty-Second Supplemental Indenture dated as of July 24, 2017, the Forty-Third Supplemental Indenture dated as of July 24, 2017, the Forty-Fourth Supplemental Indenture dated as of July 24, 2017, the Forty-Fifth Supplemental Indenture dated as of January 14, 2019, the Forty-Sixth Supplemental Indenture dated as of January 14, 2019, the Forty-Seventh Supplemental Indenture dated as of January 13, 2020, the Forty-Eighth Supplemental Indenture dated as of April 28, 2020, the Forty-Ninth Supplemental Indenture dated as of January 12, 2021 and the Fiftieth Supplemental Indenture dated as of August 27, 2024 (as so supplemented, herein called the “Indenture”), each between the Company and Firstar Bank, N.A. (now known as U.S. Bank Trust Company, National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,200,000,000.

A-5-5

The Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

The Securities will be redeemable, in whole or in part, at the option of the Company at any time and from time to time. If the Securities are redeemed prior to June 15, 2034 (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) will be equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 20 basis points, less (b) interest accrued to, but not including, the redemption date, and (2) 100% of the principal amount of such Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. If the Securities are redeemed on or after the Par Call Date, the redemption price will be equal to 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

A-5-6

If on the third business day preceding the redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original note. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

In connection with any redemption of the Securities, a notice of redemption may provide that the optional redemption described in such notice is conditioned upon the occurrence of certain events before the redemption date. Such notice of conditional redemption will be of no effect unless all such conditions to the redemption have occurred before the redemption date or have been waived by the Company. If any such events fail to occur and are not waived by the Company, the Company will be under no obligation to redeem the Securities or pay the Holders any redemption proceeds and its failure to so redeem the Securities will not be considered a default or Event of Default. In the event that any such conditions fail to occur or are not waived by the Company, the Company will promptly notify the Trustee in writing that the conditions precedent to such redemption have failed to occur and the Securities will not be redeemed.

A-5-7

Unless the Company defaults in payment of the redemption price (or, in the case of a conditional redemption, all of the conditions have not been met or waived by the Company), on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities, Holders of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

A-5-8

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

A-5-9

Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-5-10

Exhibit A-6 – Form of 5.500% Notes due 2054

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Kroger Co. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

A-6-1

No. [__]

THE KROGER CO.

5.500% Senior Notes due 2054

CUSIP No.	501044 DW8
ISIN No.	US501044DW87

$ [__]

The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__] on September 15, 2054 (the “Maturity Date”) and to pay interest thereon from August 27, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing March 15, 2025 at the rate of interest of 5.500% per annum until the principal hereof is paid or made available for payment. Interest on the Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of this Security.

A-6-2

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Security has been authenticated by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

A-6-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 27, 2024

THE KROGER CO.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-6-4

REVERSE OF NOTE

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”) issued and to be issued under an Indenture dated as of June 25, 1999, as supplemented by the First Supplemental Indenture dated as of June 25, 1999, the Second Supplemental Indenture dated as of June 25, 1999, the Third Supplemental Indenture dated as of June 25, 1999, the Fourth Supplemental Indenture dated as of September 22, 1999, the Fifth Supplemental Indenture dated as of September 22, 1999, the Sixth Supplemental Indenture dated as of September 22, 1999, the Seventh Supplemental Indenture dated as of February 11, 2000, the Eighth Supplemental Indenture dated as of February 11, 2000, the Ninth Supplemental Indenture dated as of August 21, 2000, the Tenth Supplemental Indenture dated as of May 11, 2001, the Eleventh Supplemental Indenture dated as of May 11, 2001, the Twelfth Supplemental Indenture dated as of August 16, 2001, the Thirteenth Supplemental Indenture dated as of April 3, 2002, the Fourteenth Supplemental Indenture dated as of June 17, 2002, the Fifteenth Supplemental Indenture dated as of January 28, 2003, the Sixteenth Supplemental Indenture dated as of December 20, 2004, the Seventeenth Supplemental Indenture dated as of August 15, 2007, the Eighteenth Supplemental Indenture dated as of January 16, 2008, the Nineteenth Supplemental Indenture dated as of March 27, 2008, the Twentieth Supplemental Indenture dated as of March 27, 2008, the Twenty-First Supplemental Indenture dated as of November 25, 2008, the Twenty-Second Supplemental Indenture dated as of October 1, 2009, the Twenty-Third Supplemental Indenture dated as of July 13, 2010, the Twenty-Fourth Supplemental Indenture dated as of January 19, 2012, the Twenty-Fifth Supplemental Indenture dated as of April 16, 2012, the Twenty-Sixth Supplemental Indenture dated as of April 16, 2012, the Twenty-Seventh Supplemental Indenture dated as of July 25, 2013, the Twenty-Eighth Supplemental Indenture dated as of July 25, 2013, the Twenty-Ninth Supplemental Indenture dated as of December 23, 2013, the Thirtieth Supplemental Indenture dated as of December 23, 2013, the Thirty-First Supplemental Indenture dated as of December 23, 2013, the Thirty-Second Supplemental Indenture dated as of December 23, 2013, the Thirty-Third Supplemental Indenture dated as of January 30, 2014, the Thirty-Fourth Supplemental Indenture dated as of October 28, 2014, the Thirty-Fifth Supplemental Indenture dated as of January 15, 2016, the Thirty-Sixth Supplemental Indenture dated as of January 15, 2016, the Thirty-Seventh Supplemental Indenture dated as of January 15, 2016, the Thirty-Eighth Supplemental Indenture dated as of October 3, 2016, the Thirty-Ninth Supplemental Indenture dated as of October 3, 2016, the Fortieth Supplemental Indenture dated as of October 3, 2016, the Forty-First Supplemental Indenture dated as of January 24, 2017, the Forty-Second Supplemental Indenture dated as of July 24, 2017, the Forty-Third Supplemental Indenture dated as of July 24, 2017, the Forty-Fourth Supplemental Indenture dated as of July 24, 2017, the Forty-Fifth Supplemental Indenture dated as of January 14, 2019, the Forty-Sixth Supplemental Indenture dated as of January 14, 2019, the Forty-Seventh Supplemental Indenture dated as of January 13, 2020, the Forty-Eighth Supplemental Indenture dated as of April 28, 2020, the Forty-Ninth Supplemental Indenture dated as of January 12, 2021 and the Fiftieth Supplemental Indenture dated as of August 27, 2024 (as so supplemented, herein called the “Indenture”), each between the Company and Firstar Bank, N.A. (now known as U.S. Bank Trust Company, National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,100,000,000.

A-6-5

The Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

The Securities will be redeemable, in whole or in part, at the option of the Company at any time and from time to time. If the Securities are redeemed prior to March 15, 2054 (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) will be equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 25 basis points, less (b) interest accrued to, but not including, the redemption date, and (2) 100% of the principal amount of such Securities to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but not including, the redemption date. If the Securities are redeemed on or after the Par Call Date, the redemption price will be equal to 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

A-6-6

If on the third business day preceding the redemption date H.15 is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original note. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

In connection with any redemption of the Securities, a notice of redemption may provide that the optional redemption described in such notice is conditioned upon the occurrence of certain events before the redemption date. Such notice of conditional redemption will be of no effect unless all such conditions to the redemption have occurred before the redemption date or have been waived by the Company. If any such events fail to occur and are not waived by the Company, the Company will be under no obligation to redeem the Securities or pay the Holders any redemption proceeds and its failure to so redeem the Securities will not be considered a default or Event of Default. In the event that any such conditions fail to occur or are not waived by the Company, the Company will promptly notify the Trustee in writing that the conditions precedent to such redemption have failed to occur and the Securities will not be redeemed.

A-6-7

Unless the Company defaults in payment of the redemption price (or, in the case of a conditional redemption, all of the conditions have not been met or waived by the Company), on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities, Holders of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

A-6-8

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

A-6-9

Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-6-10

Exhibit A-7 – Form of 5.650% Notes due 2064

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Kroger Co. or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

A-7-1

No. [__]

THE KROGER CO.

5.650% Senior Notes due 2064

CUSIP No.	501044 DX6
ISIN No.	US501044DX60

$ [__]

The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [__] on September 15, 2064 (the “Maturity Date”) and to pay interest thereon from August 27, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing March 15, 2025 at the rate of interest of 5.650% per annum until the principal hereof is paid or made available for payment. Interest on the Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of this Security.

A-7-2

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless this Security has been authenticated by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

A-7-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 27, 2024

THE KROGER CO.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

A-7-4

REVERSE OF NOTE

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”) issued and to be issued under an Indenture dated as of June 25, 1999, as supplemented by the First Supplemental Indenture dated as of June 25, 1999, the Second Supplemental Indenture dated as of June 25, 1999, the Third Supplemental Indenture dated as of June 25, 1999, the Fourth Supplemental Indenture dated as of September 22, 1999, the Fifth Supplemental Indenture dated as of September 22, 1999, the Sixth Supplemental Indenture dated as of September 22, 1999, the Seventh Supplemental Indenture dated as of February 11, 2000, the Eighth Supplemental Indenture dated as of February 11, 2000, the Ninth Supplemental Indenture dated as of August 21, 2000, the Tenth Supplemental Indenture dated as of May 11, 2001, the Eleventh Supplemental Indenture dated as of May 11, 2001, the Twelfth Supplemental Indenture dated as of August 16, 2001, the Thirteenth Supplemental Indenture dated as of April 3, 2002, the Fourteenth Supplemental Indenture dated as of June 17, 2002, the Fifteenth Supplemental Indenture dated as of January 28, 2003, the Sixteenth Supplemental Indenture dated as of December 20, 2004, the Seventeenth Supplemental Indenture dated as of August 15, 2007, the Eighteenth Supplemental Indenture dated as of January 16, 2008, the Nineteenth Supplemental Indenture dated as of March 27, 2008, the Twentieth Supplemental Indenture dated as of March 27, 2008, the Twenty-First Supplemental Indenture dated as of November 25, 2008, the Twenty-Second Supplemental Indenture dated as of October 1, 2009, the Twenty-Third Supplemental Indenture dated as of July 13, 2010, the Twenty-Fourth Supplemental Indenture dated as of January 19, 2012, the Twenty-Fifth Supplemental Indenture dated as of April 16, 2012, the Twenty-Sixth Supplemental Indenture dated as of April 16, 2012, the Twenty-Seventh Supplemental Indenture dated as of July 25, 2013, the Twenty-Eighth Supplemental Indenture dated as of July 25, 2013, the Twenty-Ninth Supplemental Indenture dated as of December 23, 2013, the Thirtieth Supplemental Indenture dated as of December 23, 2013, the Thirty-First Supplemental Indenture dated as of December 23, 2013, the Thirty-Second Supplemental Indenture dated as of December 23, 2013, the Thirty-Third Supplemental Indenture dated as of January 30, 2014, the Thirty-Fourth Supplemental Indenture dated as of October 28, 2014, the Thirty-Fifth Supplemental Indenture dated as of January 15, 2016, the Thirty-Sixth Supplemental Indenture dated as of January 15, 2016, the Thirty-Seventh Supplemental Indenture dated as of January 15, 2016, the Thirty-Eighth Supplemental Indenture dated as of October 3, 2016, the Thirty-Ninth Supplemental Indenture dated as of October 3, 2016, the Fortieth Supplemental Indenture dated as of October 3, 2016, the Forty-First Supplemental Indenture dated as of January 24, 2017, the Forty-Second Supplemental Indenture dated as of July 24, 2017, the Forty-Third Supplemental Indenture dated as of July 24, 2017, the Forty-Fourth Supplemental Indenture dated as of July 24, 2017, the Forty-Fifth Supplemental Indenture dated as of January 14, 2019, the Forty-Sixth Supplemental Indenture dated as of January 14, 2019, the Forty-Seventh Supplemental Indenture dated as of January 13, 2020, the Forty-Eighth Supplemental Indenture dated as of April 28, 2020, the Forty-Ninth Supplemental Indenture dated as of January 12, 2021 and the Fiftieth Supplemental Indenture dated as of August 27, 2024 (as so supplemented, herein called the “Indenture”), each between the Company and Firstar Bank, N.A. (now known as U.S. Bank Trust Company, National Association), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,500,000,000.

A-7-5

The Company may from time to time, without notice to or consent of the Holders of the Securities issue further Securities (“Additional Securities”). The Additional Securities will rank equal with the Securities in all respects (or in all respects other than the payment of interest accruing prior to the issue date of the Additional Securities, or except for the first payment of interest following the issue date of the Additional Securities). The Additional Securities may be consolidated and form a single series with the Securities and may have the same terms as to status, redemption, or otherwise, as the Securities.

The Securities will be redeemable, in whole or in part, at the option of the Company at any time and from time to time. If the Securities are redeemed prior to March 15, 2064 (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) will be equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 25 basis points, less (b) interest accrued to, but not including, the redemption date, and (2) 100% of the principal amount of such Securities to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but not including, the redemption date. If the Securities are redeemed on or after the Par Call Date, the redemption price will be equal to 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

A-7-6

If on the third business day preceding the redemption date H.15 is no longer published, the Company will calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original note. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

In connection with any redemption of the Securities, a notice of redemption may provide that the optional redemption described in such notice is conditioned upon the occurrence of certain events before the redemption date. Such notice of conditional redemption will be of no effect unless all such conditions to the redemption have occurred before the redemption date or have been waived by the Company. If any such events fail to occur and are not waived by the Company, the Company will be under no obligation to redeem the Securities or pay the Holders any redemption proceeds and its failure to so redeem the Securities will not be considered a default or Event of Default. In the event that any such conditions fail to occur or are not waived by the Company, the Company will promptly notify the Trustee in writing that the conditions precedent to such redemption have failed to occur and the Securities will not be redeemed.

A-7-7

Unless the Company defaults in payment of the redemption price (or, in the case of a conditional redemption, all of the conditions have not been met or waived by the Company), on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities, Holders of Securities will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company shall be required to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities or portions of Securities being purchased.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

A-7-8

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

A-7-9

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-7-10